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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Amendment No. 1 to Parker Drilling Company's registration statement on Form S-3 (File No. 333-22987) of our report dated October 14, 1996, on our audits of the financial statements and financial statement schedule of Parker Drilling Company. We also consent to the reference to our firm under the caption "Experts."


                                   COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma

March 26, 1997